                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):  AUGUST 4, 1999


                                       K2 INC.
                (exact name of registrant as specified in its charter)

DELAWARE                              1-4290                95-2077125
(State of Incorporation)       (Commission File No.)     (I.R.S. Employer
                                                        Identification No.)


            4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA         90040
             (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (323) 724-2800


                                   N/A
        (Former name or former address, if change since last report)

Item 5.Other Events.

On August 5, 1999, K2 Inc. (the "Registrant"), announced that it had signed a definitive agreement dated August 4, 1999, to sell its Simplex building products division subject to several contingencies, including the buyer's ability to obtain adequate financing.

     A copy of the Registrant's press release dated August 5, 1999 announcing the execution of the definitive agreement, is filed as an exhibit to this Current Report on Form 8-K.

Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  EXHIBITS.


EXHIBIT NO.       DESCRIPTION
-----------        -----------

99.1 Press Release, dated August 5, 1999, announcing the execution of the definitive agreement.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 6, 1999                          K2 INC.

                                                 By: /S/RICHARD M. RODSTEIN
                                                 -----------------------------
                                                 Richard M. Rodstein
                                                 President and Chief Executive
                                                 Officer


                                               K2 INC.
Dated:  August 6, 1999

                                                 By: /S/JOHN R. RANGEL
                                                 -----------------------------
                                                 John R. Rangel
                                                 Senior Vice President - Finance





                                      3